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                                                                    EXHIBIT 10.8

                  DONNELLEY ENTERPRISE SOLUTIONS INCORPORATED
                     1996 BROAD-BASED EMPLOYEE STOCK PLAN

1. Plan. The purpose of this Donnelley Enterprise Solutions Incorporated 1996 Broad-Based Employee Stock Plan (the "Plan") is to provide incentives to employees through rewards based upon the ownership and performance of the common stock of Donnelley Enterprise Solutions Incorporated (the "Company"). The Committee hereinafter designated shall grant options to purchase shares of common stock, par value $.01 per share, of the Company (the "Common Stock") to eligible employees on the terms and subject to the conditions stated in the Plan.

2. Eligibility. All employees of the Company and all of its direct or indirect wholly-owned subsidiaries (the "Employers") shall be granted options under the Plan in accordance with Section 8; provided, however, any person granted an option under the Donnelley Enterprise Solutions Incorporated 1996 Stock Incentive Plan at an option price per share of Common Stock equal to the initial public offering price per share for the Company's Common Stock, shall not be eligible to be granted options under the Plan; provided further, that an otherwise eligible employee whose terms and conditions of employment are covered by a collective bargaining agreement shall be eligible to receive options under the Plan only if expressly provided for in a collective bargaining agreement or supplemental letter of understanding signed by such employee's Employer and the recognized representative of the collective bargaining unit in which the employee is a member; provided further, that the preceding proviso shall not apply to employees who are not subject to the United State labor laws. An employee granted an option pursuant to the Plan shall be referred to herein from time to time as an "Optionee".

3. Limitation on Shares Available. Subject to adjustment as provided in Section 5, the maximum number of shares of Common Stock available for all grants made under the Plan shall be the number determined by multiplying twenty-five (25) times the number of employees who are granted options pursuant to Section 8. Shares of Common Stock subject to an option granted hereunder which for any reason are not issued or delivered, including by reason of the expiration, termination, cancellation or forfeiture of all or a portion such option, shall be available for future grants or awards under the Donnelley Enterprise Solutions Incorporated 1996 Stock Incentive Plan as provided therein.

          Shares of Common Stock to be delivered may be authorized and unissued shares of Common Stock, treasury stock or a combination thereof. The Company reserves the right to purchase shares of Common Stock for the Plan in the open market.

4. Administration of the Plan. The Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Company (the "Board"). The Committee may establish rules and regulations for the administration of the Plan and shall interpret the Plan. All such rules, regulations and interpretations shall be conclusive and binding on all parties. The Committee may delegate its authority to interpret all or part of the Plan to designated officers of the Company.
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5. Adjustments.  In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of securities available under the Plan, the number and class of securities subject to each outstanding stock option and the purchase price per security shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding stock options without a change in the aggregate purchase price. If any such adjustment would result in a fractional security being (i) available under the Plan, such fractional security shall be disregarded, or (ii) subject to an outstanding stock option under the Plan, the Company shall pay the holder thereof, in connection with the exercise of such stock option, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value on the date of such exercise over (B) the exercise price, if any, of such stock option.

6. Effective Date and Term of Plan. The Plan shall be submitted to the sole stockholder of the Company for approval and, if approved, shall become effective as of the closing date of the Company's initial public offering of Common Stock (the "Closing Date"). The Plan shall terminate on the first day after the Closing Date on which no stock options granted under the Plan are outstanding.

7. Amendments. The Plan may be amended or terminated by the Board in any respect and at any time, provided that such action shall not adversely affect any rights or obligations with respect to any outstanding grants under the Plan.

8. Grants. (a) Options to purchase 25 shares of Common Stock shall be granted on the Closing Date to eligible employees employed on such date; provided, however, that employees who, as of the Closing Date, are members of a collective bargaining unit shall be deemed eligible employees for purposes of this paragraph 8(a) only if a collective bargaining agreement or supplemental letter of understanding providing for the receipt of such options by such employees was fully executed by such employee's Employer and the recognized representative of the collective bargaining unit prior to August 1, 1996.

          (b) The option price per share of Common Stock purchasable upon the exercise of any option granted pursuant to the Plan shall equal the initial public offering price per share of Common Stock.

          (c) All options granted hereunder shall be evidenced by a certificate substantially in the form of Exhibit A hereto. Each certificate shall be dated and signed, including by facsimile signature, by an officer of the Company as of the date of the grant.

9. Terms of Options. (a) All options granted under the Plan shall become exercisable in full on the date of the second anniversary of the Closing Date. Each option shall expire on the date of the tenth anniversary of the Closing Date. No option shall be exercisable after the date of the tenth anniversary of the Closing Date. Notwithstanding the foregoing, if an Optionee is no

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longer employed by at least one Employer for any reason (including due to death or long-term disability but excluding due to termination of employment upon retirement at normal retirement age or early retirement at or after age 55 with the consent of the Company), any option held by such Optionee which is not exercisable on the date of termination of employment shall terminate automatically on such date. After an option held by an Optionee has become exercisable, if such Optionee is no longer employed by at least one Employer for any reason (including due to death or long-term disability but excluding due to termination of employment upon retirement at normal retirement age or early retirement at or after age 55 with the consent of the Company or for any of the reasons specified in Section 9(c)), then such Optionee (or in the case of death, such Optionee's executor, administrator, personal representative, beneficiary or similar person) may exercise such option until the ninetieth (90th) day after the date of such termination of employment and/or the date of death, as the case may be, but not after the expiration of the term of the option. Any option held by an Optionee who retires at normal retirement age or who takes early retirement at or after age 55 with the consent of the Company, regardless of whether such option is exercisable on the date of retirement, shall not terminate as a result of such retirement but shall continue to remain outstanding and subject to the terms and conditions of the Plan, including
Section 9(b); provided, however, that in the event that such Optionee dies, any option held by such Optionee which is not exercisable on the date of death of such Optionee shall terminate automatically upon the death of such Optionee.

          (b) No option hereunder shall be transferable other than by will, the laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Committee. Each option shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian, legal representative or similar person, provided that evidence of such person's identity and rights with respect to such exercise are acceptable to the Committee. Except as permitted by the first sentence of this Section 9(b), no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Any such attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder shall be null and void and no person shall be entitled to any rights hereunder by virtue of any attempted execution, attachment or similar process.

          In the event of the death of an Optionee, any unexercised portion of an option that, but for the death of the Optionee, would have been exercisable on the date of such Optionee's death by such Optionee may be exercised by the executor, administrator, personal representative, beneficiary or similar person of such deceased Optionee until the ninetieth (90th) day after the date of death, but not after the expiration of the term of the option, provided that evidence of such person's identity and rights with respect to such exercise are acceptable to the Committee.

          (c) Notwithstanding anything contained herein to the contrary, in the event the Committee shall determine that an Optionee's employment with an Employer was terminated by reason of (i) an unauthorized disclosure of confidential information or trade

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secrets of any Employer, (ii) unlawful trading in the securities of the Company or any customers of any Employer, or (iii) fraud, theft or embezzlement with respect to any Employer or any breach of the Optionee's duties to the Optionee's Employer or any other Employer, then such Optionee shall forfeit all rights to any option held by the Optionee under the Plan, and any such option shall automatically terminate.

          (d) Options must be exercised in full. No partial exercise is permitted. No shares of Common Stock may be purchased under any option granted under the Plan unless prior to or simultaneously with the purchase, the Optionee shall have delivered by such means as have been identified by the Committee notice to the Company, accompanied by payment therefor in full of the option price, any brokerage fees associated with the exercise of the options (the "Brokerage Fees"), and any local, state, federal or other taxes required to be withheld and paid over to governmental taxing authorities by the Company due to such exercise ("Taxes") (or arrangement made for such payment to the satisfaction of the Company). Upon exercise, the option price, the Brokerage Fees and the Taxes may be paid according to procedures established by the Committee as follows: (i) in cash or (ii) by electing to sell, through an agent or broker designated by the Company, whole shares of Common Stock issuable upon exercise of the option having a fair market value determined on the date of exercise as close as is practicable to the sum of (A) the option price for shares of Common Stock subject to such exercise, (B) the Brokerage Fees associated with such exercise and (C) the Taxes associated with such exercise, provided that the number of whole shares sold shall be sufficient to pay in full the option price, the Brokerage Fees and the Taxes. No option may be exercised by an Optionee through any agent or broker other than an agent or broker designated by the Company. Notwithstanding the foregoing, in the event that an Optionee has notified the Company through a Company-maintained electronic system that such Optionee is exercising an option and is paying cash for the option price and the Taxes and such cash is not received within 30 calendar days following such notice, then the Company may automatically order the sale, through the designated agent or broker, of whole shares of Common Stock to pay in full the option price, the Brokerage Fees and the Taxes and deliver any whole shares of Common Stock not so applied to the Optionee, plus any cash owed in lieu of fractional shares. The Committee shall have sole discretion to disapprove of an election pursuant to clause (ii). No shares of Common Stock shall be delivered to the Optionee until the full option price, the Brokerage Fees and the Taxes have been paid. Optionees shall be required to receive all shares acquired under an option in the form of stock certificates; cash shall not be paid to an Optionee in lieu of the delivery of stock certificates upon the exercise of any option, except to the extent necessary to compensate for fractional shares.

          (e) Optionees shall be entitled to the privilege of ownership with respect to shares of Common Stock subject to options granted hereunder only as to shares of Common Stock purchased and delivered to an Optionee upon exercise of an option.

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10. Miscellaneous.

          (a) Effect of Leaves of Absence. Leaves of absence for periods and purposes conforming to the personnel policies of the Company and approved by the Employer shall not be deemed terminations of employment or interruptions of continuous service.

          (b) Restrictions on Shares. Notwithstanding any provision of the Plan to the contrary, unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect as to the shares purchasable under any option granted under the Plan, no shares of Common Stock may be purchased under such option. In addition, notwithstanding any provision of this Plan to the contrary, any option granted under the Plan is subject to the condition that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, the consent or approval of any regulatory body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of the shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.

          (c) No Right to Employment. Neither the Plan nor the grant of options hereunder shall be construed as giving any employee any right to be retained in the employ of any Employer.

          (d) Governing Law. The Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.

          (e) Nature of Option. The options granted under the Plan shall not be treated as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

11. Acceleration of Options Upon a Change in Control. If while any option remains unexercised and outstanding under the Plan:

          (a) any "person," as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof (but not including (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) (hereinafter a "Person") is or becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, excluding an acquisition resulting from the exercise

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     of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

          (b) during any period of twenty-four (24) consecutive months (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into any agreement with the Company to effect a transaction described in Clause
     (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets,

(any of such events being hereinafter referred to as a "Change in Control"), then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, or the date of any such stockholder approval of a merger, consolidation, plan of complete liquidation or an agreement for the sale of the Company's assets as described above occurs (the applicable date being hereinafter referred to as the "Acceleration Date"), all such outstanding and unexercised options, whether or not then exercisable, shall be fully and immediately exercisable.

12. Foreign Employees. Without amending this Plan, the Committee may grant options to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries

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or jurisdictions in which the Company or its Subsidiaries operates or has employees.

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                                                      Exhibit A


                  Donnelley Enterprise Solutions Incorporated
                     1996 Broad-Based Employee Stock Plan

                            This is to certify that

                                (OPTIONEE NAME)

          was granted on (CLOSING DATE OF IPO), an option to purchase

                               Twenty-five (25)

                                    SHARES
    of Donnelley Enterprise Solutions Incorporated common stock at a fixed option price of (IPO PRICE) per share. This option is subject to the terms and conditions of the Donnelley Enterprise Solutions Incorporated
                         1996 Broad-Based Stock Plan.



                                       This certificate has been
      [logo] DESI                      executed as of (DATE),
                                  on behalf of Donnelley Enterprise
                                       Solutions Incorporated by

                                       (FACSIMILE SIGNATURE)

                                       Rhonda I. Kochlefl
                                       Chairman